UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2012

3DIcon Corporation

 (Exact name of registrant as specified in charter)

Oklahoma	000-54697	73-1479206
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6804 South Canton Avenue, Suite 150 Tulsa, OK	74136
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 494-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation
Item 3.02	Unregistered Sales of Equity Securities

On August 24, 2012 and August 28, 2012, 3DIcon Corporation (the “Company”) issued and sold to accredited investors Convertible Bridge Notes (the “Bridge Notes”) in the aggregate principal amount of $378,000. The Notes included a $63,000 original issue discount. Accordingly, the Company received $315,000 gross proceeds from which the Company paid legal fees of $25,000 and placement agent fees of $25,425.

The Bridge Notes mature 90 days from their date of issuance and, other than the original issue discount, the Bridge Notes do not carry interest. However, in the event the Bridge Notes are not paid on maturity, all past due amounts will accrue interest at 15% per annum. Upon maturity of the Bridge Notes, the holders of the Bridge Notes may elect to convert all or any portion of the outstanding principal amount of the Bridge Notes into (i) the securities to be sold pursuant to the Registration Statement on Form S-1 and the prospectus therein, filed on July 3, 2012, or amendment thereto (the “Registration Statement”), at the offering price of such offering; (ii) or shares of the Company’s common stock at a conversion price equal to the lesser of 100% of the Volume Weighted Average Price (VWAP), as reported for the 5 trading days prior to (a) the date of issuance of the Bridge Notes, (b) the maturity date of the Bridge Notes, or (c) the first closing date of the securities sold pursuant to the Registration Statement.

In the event that the Registration Statement is not declared effective 90 days from the date of the issuance of the Bridge Notes (the “Required Effective Date”), the Company agreed to register the common stock of the Company into which the Bridge Notes are convertible. The Company agreed to bear the cost of such registration. Furthermore, if the Registration Statement is not declared effective by the Required Effective Date and the Bridge Notes are not paid in full by the Company, the Company will incur liquidated damages equal to 2% of the outstanding principal for each 30 day period after the Required Effective Date the Registration Statement is not declared effective, which amount will be increase to 3% per 30 days in the event that the Registration Statement is not declared effective within 120 days.

The Bridge Notes were offered and sold to accredited investors in a private placement transaction made in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01 .	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No .	Description

4.1	Form of Convertible Bridge Note
10.1	Form of Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 31, 2012	3DICON CORPORATION

By: /s/ Mark Willner
Name: Mark Willner
Position: Chief Executive Officer